JPMorgan Multi-Manager Small Cap Growth Fund

A Series Of
J.P. Morgan Fleming Series Trust

Supplement Dated December 8, 2006 To The Fund’s
Prospectus Dated November 1, 2006

On October 12, 2006, J.P. Morgan Investment Management Inc. (“JPMIM”), the investment adviser to the JPMorgan Multi-Manager Small Cap Growth Fund (the “Fund”), gave notice to J. & W. Seligman & Co. Incorporated (“Seligman”), one of the subadvisers to the Fund, of its intention to terminate JPMIM’s subadvisory agreement with Seligman, effective as of December 8, 2006. As such, all references to Seligman as an active subadviser to the Fund in the Fund’s PROSPECTUS are hereby deleted.

On December 8, 2006, JPMIM entered into a subadvisory agreement with ClariVest Asset Management LLC (“ClariVest”). The agreement with ClariVest was entered into in accordance with the terms of an exemptive order obtained by J.P. Morgan Fleming Series Trust, a Massachusetts business trust (the “Trust”), and JPMIM from the Securities and Exchange Commission (the “Exemptive Order”), under which JPMIM is permitted, subject to supervision and approval of the Trust’s Board of Trustees, to enter into and materially amend subadvisory agreements without seeking shareholder approval, subject to the approval of the Trust’s Board of Trustees.

The section of the PROSPECTUS entitled “The Funds’ Investment Adviser and Subadvisers“ is amended to add the following:

On December 6, 2006 the Board of Trustees of the Trust, including a majority of the disinterested Trustees, approved the new subadvisory agreement between JPMIM and ClariVest. The new subadvisory agreement with ClariVest is substantially the same as the subadvisory agreements between JPMIM and the other subadvisers to the Fund. An Information Statement providing notice of the new subadvisory agreement between JPMIM and ClariVest will be mailed to shareholders of the Fund within 90 days of the effective date of the new subadvisory agreement.

Effective December 8, 2006 ClariVest will join UBS Global Asset Management (Americas) Inc., Oberweis Asset Management, Inc., and BlackRock Capital Management, Inc. as a subadviser to the Fund.

ClariVest, with principal offices at 11452 El Camino Real, Suite 250, San Diego, CA 92130, is a SEC registered investment adviser, founded March 9, 2006. Lovell Minnick Partners, a private equity firm, indirectly owns 30% of ClariVest and employees Stacy Nutt, David Pavan, Todd Wolter, David Vaughn, Frank Feng and Aerus Tran indirectly own 63% of ClariVest.

The table below illustrates the individuals who will serve as portfolio managers for the portion of the Fund’s assets allocated to ClariVest.

JPMORGAN MULTI-MANAGER SMALL CAP GROWTH FUND

SUBADVISER AND ADDRESS	YEAR FOUNDED/ ASSETS UNDER MANAGEMENT AS OF JUNE 30, 2006	PORTFOLIO MANAGER(S)	EMPLOYMENT EXPERIENCE
CLARIVEST ASSET MANAGEMENT LLC. 11452 El Camino Real, Suite 250, San Diego, CA 92130	2006 $296.867 million	Stacey Nutt, Ph.D. Chief Executive Officer Portfolio Manager
Stacey Nutt is the Chief Executive Officer and portfolio manager at ClariVest. Prior to joining ClariVest in March of 2006 Mr. Nutt was a lead portfolio manager for the Systematic Group at Nicholas Applegate Capital Management, LLC. Prior to joining Nicholas Applegate in 1999 he was a Research Director at Vestek Systems, Inc.

Todd N. Wolter, CFA Portfolio Manager
Todd Wolter is a portfolio manager for U.S. small and small/mid cap portfolios. Prior to joining ClariVest in March of 2006, Mr. Wolter was a portfolio manager for the Systematic Group at Nicholas Applegate Capital Management, LLC. Prior to joining Nicholas Applegate in 2000 he was a risk analyst at Credit Suisse Asset Management.

ClariVest was formed in 2006 by former employees of Nicholas-Applegate Capital Management, LLC (“NACM”). Litigation is pending between the principals of ClariVest (the “Principals”) and NACM relating to: (i) certain policies and procedures of NACM during the time it employed the Principals, (ii) events surrounding the termination of one of the Principals by NACM and the subsequent resignation by the remaining Principals and (iii) the establishment by the Principals of ClariVest. On April 3, 2006, the Principals filed a law suit against NACM in the Superior Court of California in the County of San Diego related to events surrounding the termination of Principals by NACM. The relief sought by the Principals includes actual, consequential and incidental losses and damages, attorneys’ fees, punitive damages and other relief deemed appropriate by the court. NACM filed a cross-complaint asserting causes of action against ClariVest and the Principals relating to the establishment of ClariVest by the Principals. The relief sought by NACM includes general and special damages, restitution, disgorgement of profits and/or reasonable royalties, punitive or exemplary damages, a preliminary and/or permanent injunction, interest, attorneys’ fees, a constructive trust and other relief deemed appropriate by the court. A trial date has been scheduled for December 7, 2007. None of the actions described above allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MULTIP-1206

JPMorgan Multi-Manager Small Cap Growth Fund

a series of
J.P. Morgan Fleming Series Trust

Supplement dated December 8, 2006 to the Fund’s
Statement of Additional Information dated November 1, 2006

On October 12, 2006, J.P. Morgan Investment Management Inc. (“JPMIM”), the investment adviser to the JPMorgan Multi-Manager Small Cap Growth Fund (the “Fund”), gave notice to J. & W. Seligman & Co. Incorporated (“Seligman”), one of the subadvisers to the Fund, of its intention to terminate JPMIM’s subadvisory agreement with Seligman, effective as of December 8, 2006. As such, all references to Seligman as an active subadviser to the Fund in the Fund’s STATEMENT OF ADDITIONAL INFORMATION are hereby deleted.

On December 8, 2006, JPMIM entered into a subadvisory agreement with ClariVest Asset Management LLC (“ClariVest”). The agreement with ClariVest was entered into in accordance with the terms of an exemptive order obtained by J.P. Morgan Fleming Series Trust, a Massachusetts business trust (the “Trust”), and JPMIM from the Securities and Exchange Commission (the “Exemptive Order”), under which JPMIM is permitted, subject to supervision and approval of the Trust’s Board of Trustees, to enter into and materially amend subadvisory agreements without seeking shareholder approval, subject to the approval of the Trust’s Board of Trustees.

The section of the STATEMENT OF ADDITIONAL INFORMATION entitled “Portfolio Managers” is amended to add the following:

The following provides information about the other accounts managed by the individuals who will serve as portfolio managers for the portion of Fund assets allocated to ClariVest, their ownership of JPMorgan Multi-Manager Small Cap Growth Fund securities, Clarivest’s policies with respect to potential conflicts of interest and portfolio manager compensation.

The table below shows information, as of June 30, 2006, regarding all accounts (excluding the JPMorgan Multi-Manager Small Cap Growth Fund) managed by each ClariVest portfolio manager.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Stacey Nutt	None	None	None	None	6	$293,671,744
Todd N. Wolter	None	None	None	None	6	$293,671,744

The table below shows information as of June 30, 2006 on all accounts managed by each ClariVest portfolio manager that have advisory fees wholly or partly based on performance.

Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Stacey Nutt	None	None	None	None	None	None
Todd N. Wolter	None	None	None	None	None	None

Potential Conflicts of Interest

As shown in the above tables, the ClariVest portfolio managers may manage accounts in addition to the Fund. The potential for conflicts of interest exist when a subadviser and its portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

ClariVest has adopted policies and procedures to minimize such conflicts of interest to the extent possible. ClariVest’s allocation procedures seek to allocate investment opportunities among clients in the fairest possible way taking into account clients’ best interests. ClariVest will follow procedures designed to ensure that allocations do not involve a practice of favoring or discriminating against any client or group of clients, including the following:

1.	The individual managing the trade will allocate the securities across the accounts, considering account size, diversification, cash availability, and other factors, including, where appropriate, the value of having a round lot in the portfolio.

2.	Orders for the same security entered on behalf of more than one client will generally be aggregated (i.e., blocked or bunched) subject to the aggregation being in the best interests of all participating clients.

3.	When a trade is to be executed for an individual account and the trade is not in the best interests of other accounts, then the trade will only be performed for that account. This is true even if the Portfolio Managers believe that a larger size block trade would lead to best overall price for the security being transacted.

4.	In the event an order is “partially filled”, the allocation shall be made in the best interests of all the clients in the order, taking into account all relevant factors, including, but not limited to, the size of each client’s allocation, odd lots, price movement effects on cash requirements, clients’ liquidity needs and previous allocations. Normally, ClariVest seeks to ensure that accounts will get a pro-rata allocation based on the initial allocation.

5.	When ClariVest transacts in limited investment opportunities for advisory accounts, ClariVest takes into account cash availability and need, eligibility (per NASD Rule 2790), suitability, investment objectives and guidelines and other factors deemed appropriate in making investment allocation decisions.

Portfolio Manager Compensation

Compensation at ClariVest can be broken down into three components, the first of which is a base salary, which by industry standards tends to be modest in nature. Second is a bonus, which is allocated based upon an individual’s qualitative and quantitative contributions to firm profitability, the most significant of which is individual performance of a Portfolio Manager’s product(s). The size of the bonus pool itself will be based upon overall firm profitability. Third, for those employees with equity in the firm, there are K-1 distributions from the LLC. It is expected that all key employees will have equity ownership in the firm.

Ownership of Securities

The table below indicates the dollar range of securities of the Fund beneficially owned by the ClariVest portfolio managers as of June 30, 2006.

Aggregate Dollar Range of Securities in Fund

	None	$1– $10,000	$10,001– $50,000	$50,001– $100,000	$100,001– $500,000	$500,001– $1,000,000	over $1,000,000
Stacey Nutt	X
Todd N. Wolter	X

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MULTIS-1206